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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                         of The Securities Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 8, 1995

                              SPECTRAVISION, INC.
            (Exact Name of Registrant as Specified in its Charter)

       Delaware                      1-9724                     75-2182004
(State of Incorporation)      (Commission File Number)       (I.R.S. Employee
                                                             Identification No.)

1501 North Plano Road, Richardson, Texas                        75083-0775
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (214) 234-2721


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Item 3.   Bankruptcy or Receivership
          --------------------------

     On June 8, 1995, each of SpectraVision, Inc., SPI Newco, Inc., Spectradyne, Inc., Spectradyne International, Inc. and Kalevision Systems, Inc.-USA, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware, Case Nos. 95-659, 95-660, 95-661, 95-662 and 95-663, respectively. No trustee or receiver has been appointed in any of the cases.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SPECTRAVISION, INC.


Date:  June 20, 1995                    By:    /s/ Richard M. Gozia
                                             -----------------------------------
                                             Richard M. Gozia
                                             Executive Vice President and
                                             Chief Financial Officer